EXHIBIT 10.1


                             FIRST AMENDMENT TO THE
                         C&D TECHNOLOGIES SAVINGS PLAN

     WHEREAS,   C&D   Technologies,   Inc.  (the  "Sponsor")   adopted  the  C&D
Technologies Savings Plan (the "Plan"), most recently amended and restated effective October 1, 1997; and

     WHEREAS, the Sponsor desires to amend the Plan.

     NOW, THEREFORE, the Sponsor amends the Plan as follows, effective August 1, 1998:

     1. The Preamble is hereby amended by adding the following paragraph to read as follows:

     Effective August 1, 1998, the Power Convertibles Corporation Retirement Savings Plan and Trust is hereby merged into and made a part of the Plan.

     2. Section 1.1 is amended by the addition of a definition of "Predecessor Employer" reading as follows:

     A "PREDECESSOR EMPLOYER" means Power Convertibles Corporation.

     3. Section 2.2 of the Plan is amended and restated in its entirety to read as follows:

     A person shall be credited with an Hour of Service for each hour for which he is paid, or entitled to payment, for the performance of duties for an Employer, a Related Company or any Predecessor Employer.

     4. Section 13.5 is amended by deleting the fourth  indented  paragraph with
respect  to  restrictions  on  withdrawals   from  the  Rollover   Contributions
Sub-Account.

     5. Section 6.11 is amended by the addition of the following immediately preceding the last paragraph therein:

          A Participant's vested interest in the portion of his Profit-Sharing and Matching Contributions Sub-Accounts that is attributable to assets transferred to the Plan as a result of the merger of the Power convertibles Corporation Retirement Savings Plan and Trust into the Plan effective August 1, 1998 shall be 100% vested.

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     IN WITNESS WHEREOF,  the sponsor has executed this instrument this 28th day of December, 1998.

                                             C&D TECHNOLOGIES, INC.


                         By:    /s/ Stephen E. Markert, Jr.
                                ---------------------------
                         Title: VP - CFO
                                ---------------------------